Summary of Outstanding Borrowings, Availability, and Average Interest Rate under ABL Facility (Detail) - USD ($) $ in Millions	Mar. 26, 2016	Jun. 27, 2015	Jun. 28, 2014
Debt Instrument [Line Items]
Aggregate borrowings	$ 1,179.6	$ 1,405.2	$ 1,425.6
ABL Facility [Member]
Debt Instrument [Line Items]
Aggregate borrowings	866.9	665.7	679.6
Letters of credit	97.7	102.5	$ 108.7
Excess availability, net of lenders' reserves of $19.0 and $19.7	$ 615.1	$ 631.8
Average interest rate	2.06%	1.94%